Trade and other payables	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

	2018	2017
Non-current
Payable from acquisition of property, plant and equipment (i)	—	521
Other payables	211	306
	211	827
Current
Trade payables	94,483	82,824
Advances from customers	3,813	6,722
Amounts due to related parties (Note 31)	354	628
Taxes payable	6,457	6,462
Other payables	1,119	1,787
	106,226	98,423
Total trade and other payables	106,437	99,250

(i)	These trades payable are mainly collateralized by property, plant and equipment of the Group.

The fair values of current trade and other payables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other payables approximate their carrying amounts, as the impact of discounting is not significant.